POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GL BEYOND INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned he is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-177372, 811-22616), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2012.

/s/ Michael V. Tassone

Michael V. Tassone

President and Trustee

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael V. Tassone, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2012.

/s/ Maxine V.Lothian

Notary Public

No. 03-4989952

Qualified in Bronx County

Certificate Filed in New York County

My commission expires:

December 23, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GL BEYOND INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-177372, 811-22616), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2012.

/s/ Matthew DeBois Shevlin

Matthew DeBois Shevlin

Trustee

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Matthew DeBois Shevlin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2012.

/s/ Maxine V.Lothian

Notary Public

No. 03-4989952

Qualified in Bronx County

Certificate Filed in New York County

My commission expires:

December 23, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GL BEYOND INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-177372, 811-22616), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2012.

/s/ Robert P. Bourque

Robert P. Bourque

Trustee

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Robert P. Bourque, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2012.

/s/ Maxine V.Lothian

Notary Public

No. 03-4989952

Qualified in Bronx County

Certificate Filed in New York County

My commission expires:

December 23, 2013

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GL BEYOND INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-177372, 811-22616), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of January, 2012.

/s/ Stephen M. Kezirian

Stephen Mark Kezirian

Trustee

STATE OF MISSOURI

)

) ss:

COUNTY OF HOWARD

)

Before me, a Notary Public, in and for said county and state, personally appeared Stephen Mark Kezirian, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 23rd day of January, 2012.

/s/ Betsy Koch

Notary Public State of Maryland

My commission expires:

April 2, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GL BEYOND INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-177372, 811-22616) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of January, 2012.

ATTEST:

GL BEYOND INCOME FUND

By:

/s/ William Kimme, CCO

/s/ Michael V. Tassone

Michael V. Tassone, President

STATE OF NEW YORK

)

) ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael V. Tassone, President, and William V. Kimme, CCO who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2012.

/s/ Maxine V.Lothian

Notary Public

No. 03-4989952

Qualified in Bronx County

Certificate Filed in New York County

My commission expires:

December 23, 2013

CERTIFICATE

The undersigned, President of GL BEYOND INCOME FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 17, 2012, and is in full force and effect:

"WHEREAS, GL BEYOND INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-177372, 811-22616) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated: January 17, 2012

/s/ Michael V. Tassone

Michael V. Tassone

President

GL BEYOND INCOME FUND